Exhibit 24
                                   ----------

                                POWER OF ATTORNEY

      Each person whose signature  appears below  designates and appoints CURTIS
M. STEVENS and ANTON C. KIRCHHOF, and each of them, the person's true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by Louisiana-Pacific Corporation, a Delaware corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to up to $10,000,000 of the Corporation's unsecured obligations to pay deferred compensation under the Louisiana-Pacific Corporation 2004 Executive
Deferred Compensation Plan, and any and all amendments thereto (including post-effective amendments). Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 31st day of July, 2004.



Signature                                 Title



/s/ Mark A. Suwyn
---------------------------------
Mark A. Suwyn                       Chief Executive Officer, Chairman of the
                                    Board, Director


/s/ Curtis M. Stevens
---------------------------------
Curtis M. Stevens                   Executive Vice President, Administration and
                                    Chief Financial Officer


/s/ Russell S. Pattee
---------------------------------
Russell S. Pattee                   Corporate Controller and Assistant Treasurer


/s/ E. Gary Cook
---------------------------------
E. Gary Cook                        Director


---------------------------------
Archie W. Dunham                    Director


/s/ Daniel K. Frierson
---------------------------------
Daniel K. Frierson                  Director


/s/ Paul W. Hansen
---------------------------------
Paul W. Hansen                      Director


/s/ Brenda J. Lauderback
---------------------------------
Brenda J. Lauderback                Director

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


/s/ Dustan E. McCoy
---------------------------------
Dustan E. McCoy                     Director


/s/ Lee C. Simpson
---------------------------------
Lee C. Simpson                      Director


/s/ Colin D. Watson
---------------------------------
Colin D. Watson                     Director





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